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                                                                   EXHIBIT 10.11


                             1995 SEAMED CORPORATION

                    EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

ARTICLE 1.  PURPOSE AND DURATION

         1.1 PURPOSE. The purpose of the 1995 SeaMED Corporation Employee Stock Option and Incentive Plan (the "Plan") is to further the growth, development and financial success of SeaMED Corporation (the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees who have the ability to enhance the value of the Company and its Subsidiaries. In addition, the Plan provides for incentive awards to key employees of Affiliates in those cases where the success of the Company or its Subsidiaries may be enhanced by the award of incentives to such persons.

         The Plan permits the granting of Stock Options, Stock Appreciation Rights and Other Stock Based Awards.

         1.2 DURATION. Subject to ratification by an affirmative vote of a majority of the Shares present and entitled to vote at any meeting of shareholders of the Company, the Plan, if so approved, shall be deemed effective with the approval of the Board of Directors of the Company on October 26, 1995 (the "Effective Date"), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein and the availability of Shares subject to the Plan, until October 26, 2005 (the "Termination Date"). No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

ARTICLE 2.  DEFINITIONS

         2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         "Affiliate" means any corporation (other than a Subsidiary), partnership, association, joint venture or other entity in which the Company or any Subsidiary participates directly or indirectly in the decisions regarding the management thereof or the production or marketing of products or services.

         "Award" means, individually or collectively, a grant under this Plan of Stock Options, Stock Appreciation Rights or Other Stock Based Awards.

         "Award Agreement" means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Change in Control" means (a) a merger or consolidation wherein the Company is not the surviving corporation, which merger or consolidation is not between or among the Company and any Affiliates or Subsidiaries, (b) a tender offer or takeover bid for the Shares (other than a tender offer by the Company) subject to the Exchange Act and the rules promulgated thereunder, (c) a sale of substantially all the assets of the Company, and (d) the dissolution of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor Code thereto.
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         "Committee" means the group of three or more individuals administering the Plan, which shall be the Compensation Committee of the Board (or such members of the Compensation Committee, including at least two (2) Directors, who qualify as both "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule thereto and "outside directors" under
Section 162 of the Code) or any other committee of the Board, consisting of at least two (2) Directors and others, all of whom are "disinterested persons," and "outside directors" and performing similar functions as appointed from time to time by the Board and constituted so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto and Section 162 of the Code.

         "Company" means SeaMED Corporation, a Delaware corporation.

         "Consultant" means an individual who performs services for the Company, a Subsidiary or any Affiliate as an independent contractor.

         "Director" means a member of the Board of Directors of Company.

         "Director Option" means a Nonqualified Stock Option granted to a Director, as further described at Section 6.4.

         "Effective Date" means October 26, 1995.

         "Eligible Employee" means any executive, managerial, professional, technical or administrative employee of the Company, any Subsidiary or any Affiliate who is expected to contribute to its success.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         "Fair Market Value" means the fair market value of the Company's Shares, which shall be determined by the Board or, in the event that the Shares are listed on any national exchange, over-the-counter, or other stock trading market, then, as of any time, based upon the prevailing bid price of the Shares as of such time.

         "Incentive Stock Options" or "ISO" means a Stock Option granted pursuant to Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         "Nonqualified Stock Option" or "NQSO" means a Stock Option granted pursuant to Article 6 herein, which is not intended to be an Incentive Stock Option.

         "Other Stock Based Award" means an Award, granted pursuant to Article 6 herein, other than a Stock Option or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

         "Participant" means an Eligible Employee or Consultant selected by the Committee to receive an Award under the Plan, or a Director who receives Director Options under the Plan.

         "Plan" means the 1995 SeaMED Corporation Employee Stock Option and Incentive Plan.

         "Shares" means the issued or unissued shares of the common stock, par value of $0.01 per share, of the Company.

         "Stock Appreciation Right" or "SAR" means the grant, pursuant to
Article 6 herein, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more Shares and the exercise price of such Shares under the terms of such Stock Appreciation Right.

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         "Stock Option" means the grant, pursuant to Article 6 herein, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be either an Incentive Stock Option or a Nonqualified Stock Option.

         "Subsidiary" means a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         "Termination Date" means the earlier of the date on which all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions, the date the Plan is terminated pursuant to Article 9, or October 26, 2005.

         "Withholding Event" means an event related to an Award which results in the Participant being subject to taxation at the federal, state, local or foreign level.

ARTICLE 3.  ADMINISTRATION

         3.1 AUTHORITY. The Plan shall be administered by the Committee which shall have full and exclusive power, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, as amended, and subject to the provisions herein, to:

             (a) select Eligible Employees and Consultants to whom Awards are granted;

             (b) determine the size and types of Awards;

             (c) determine the terms and conditions of such Awards in a manner consistent with the Plan;

             (d) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

             (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

             (f) establish, amend or waive rules and regulations for the Plan's administration;

             (g) amend (subject to the provisions of Section 4.4 and Article 9 herein) the terms and conditions, other than price (which amendment may be made only by the Board of Directors of the Company pursuant to Article 9), of any outstanding Award to the extent such terms and conditions are within its discretion;

             (h) provide in the terms of the Award Agreements for acceleration of exercise or removal of restrictions on exercise in the event of a Change in Control of the Company; and

             (i) make all other determinations which may be necessary or advisable for the administration of the Plan.

         All Awards hereunder shall be made by the Committee.

         3.2 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and Affiliates, its shareholders, Participants, and their estates and beneficiaries.

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ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4 herein, no more than one million Shares may be issued under the Plan, of which a maximum of fifteen percent (15%) of such Shares may be issued pursuant to Other Stock Based Awards. These Shares may consist, in whole or in part, of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Plan; provided, however, that cash may be paid in lieu of any fractional Shares in settlements of Awards under the Plan.

         For purposes of determining the number of Shares available for issuance under the Plan:

                  (a) The grant of an Award shall reduce the authorized pool of Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares.

                  (b) Any Shares tendered by a Participant in payment of the price of a Stock Option or stock option exercised under any other Company plan shall be credited to the authorized pool of Shares.

                  (c) To the extent that any Shares covered by SARs are not issued upon the exercise of such SAR, the authorized pool of Shares shall be credited for such number of Shares.

                  (d) To the extent that an Award is settled in cash or any form other than in Shares, the authorized pool of Shares shall be credited with the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

                  (e) If Shares are used to pay dividends and dividend equivalents in conjunction with outstanding Awards, an equivalent number of Shares shall be deducted from the Shares available for issuance.

         4.2 LAPSED AWARDS. If any Award granted under the Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan; except, however, to the extent that such Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not be credited back. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

         4.3 EFFECT OF ACQUISITION. Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

         4.4 ADJUSTMENTS IN AUTHORIZED SHARES. Subject to specific provisions in any Award Agreement, in the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, Share combination or other change in the corporate or capital structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number; and provided further that, with respect to Incentive Stock Options, except with Board approval and in compliance with Article 9, no adjustment shall be authorized by the Committee to the extent such adjustment would (i) cause the Plan to violate Section 422 of the Code, or (ii) constitute a "modification" within the meaning of Section 424(h)(3) of the Code, or any successor provision thereto, with the effect that such


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modification, if applied, would be considered the granting of a new option under
Section 424(h)(1) of the Code, or any successor provision thereto.

         4.5 COMMITTEE DETERMINATION. In determining the number of Shares available for issuance under the Plan as contemplated by this Article 4, the Committee shall interpret and apply the provisions of this Article so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

ARTICLE 5.  PARTICIPATION

         5.1 SELECTION OF PARTICIPANTS. Subject to the provisions of the Plan, the Committee, from time to time, may select from all Eligible Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Employee or Consultant shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive same. Further, no Participant shall have any rights, by reason of the grant of any award under the Plan to continued employment by the Company or any Subsidiary or Affiliate. There is no obligation for uniformity of treatment of Participants under the Plan.

         5.2 AWARD AGREEMENT. All Awards granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine.

ARTICLE 6.  AWARDS

         Except as otherwise provided for in Section 3.1 herein, Awards may be granted by the Committee to Eligible Employees, and Consultants in the case of Awards other than Incentive Stock Options, at any time, and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1 herein) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards.

         The Committee may provide that the Participant shall have the right to utilize Shares to pay all or any part of the purchase price of the exercise of any Stock Option or option to acquire Shares under any other incentive compensation plan of the Company, if permitted under such plan; provided, however, that the number of Shares, bearing restrictive legends, if any, which are used for such exercise, shall be subject to the same restrictions following such exercise.

         6.1 STOCK OPTIONS. Stock Options may be granted at an exercise price established by the Compensation Committee, which, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Stock Option is granted. In the case of Director Options granted pursuant to Section 6.4 herein, the exercise price shall be 100% of the Fair Market Value of a Share on the date the Director Option is granted.

         In the case of an Incentive Stock Option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Subsidiaries, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted, and the Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

         Except as provided in the preceding paragraph, a Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date granted. Prior to the exercise of a Stock Option, the holder thereof shall not have any rights of a shareholder with respect to any of the Shares covered by the Stock Option.

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         Stock Options shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment of the total Stock Option price and any required withholding taxes. Payment shall be made either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total price of the Stock Option, or (c) by a combination of (a) and
(b). The Committee also may allow exercises to be made with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The Committee may provide that the exercise of a Stock Option, by tendering previously acquired shares, will entitle the exercising Participant to receive another Stock Option covering the same number of shares tendered and with a price of no less than the Fair Market Value on the date of grant of such replacement Stock Option.

         6.2 STOCK APPRECIATION RIGHTS. SARs may be granted, at a price which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted, either in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option for an equivalent number of shares, or independently of any Stock Option.

         An SAR may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than ten (10) years after the date granted.

         SARs shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the SAR is to be exercised.

         6.3 OTHER STOCK BASED AWARDS. Other Stock Based Awards may be granted to such Eligible Employees, or Consultants where permitted by law, as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards (subject to the Share limitations set forth in Section 4.1 herein), the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Shares in payment of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

         The Committee, at its sole discretion, may direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

         6.4 DIRECTOR OPTIONS. Nonqualified Stock Options may be granted at the discretion of the Board from time to time to each Director of the Company who is not an Eligible Employee or Consultant (a "Director Option"), subject to the following terms and conditions:

                  (a) Each Director Option may be exercised any time after six
(6) months from the date of its grant to ten (10) years from such date, at which time the Director Option shall lapse and be of no force and effect.

                  (b) The exercise price of Director Options shall be one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

                  (c) Director Options may be exercised only in whole.

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ARTICLE 7.  DIVIDENDS AND DIVIDEND EQUIVALENTS

         The Committee may provide that Awards earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. In addition, dividends or dividend equivalents paid on outstanding Awards or issued Shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

ARTICLE 8.  DEFERRALS AND SETTLEMENTS

         Payment of Awards may be in the form of cash, Shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may also require or permit Participants to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in Shares.

ARTICLE 9.  AMENDMENT, MODIFICATION AND TERMINATION

         9.1 AMENDMENT, MODIFICATION AND TERMINATION. The Committee may terminate, amend or modify the Plan at any time and from time to time, with the approval of the Board of Directors. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee. However, without the approval of the shareholders of the Company, no amendment or modification may:

                  (a) Materially increase the total amount of Shares which may be issued under the Plan, except as provided in Sections 4.3 and 4.4 herein;. or

                  (b) Cause the Plan not to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

         9.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Any amendment which would change the exercise price of any outstanding Awards (other than pursuant to Section 4.4) must be approved by the Board of Directors.

ARTICLE 10.  WITHHOLDING

         10.1 TAX WITHHOLDING. The Company stall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash or Shares having a Fair Market Value sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Withholding Event which occurs because of a grant, exercise or payment made under or as a result of the Plan.

         10.2 SHARE WITHHOLDING. Upon a Withholding Event, the Committee may require one or more classes of Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount of withholding (federal, FICA, state or local) which is required by law. Absent such a mandate, the Committee may allow a Participant to elect Share withholding for tax purposes subject to such terms and conditions as the Committee shall establish.

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ARTICLE 11.  TRANSFERABILITY

         No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Further, all Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant does not constitute a transfer.

ARTICLE 12.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 13.  UNFUNDED PLAN

         The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

ARTICLE 14.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15.  SECURITIES LAW COMPLIANCE

         The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

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ARTICLE 16.  REQUIREMENTS OF LAW

         16.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be require.

         16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         16.3 GOVERNING LAW. To the extent not preempted by federal law, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of Washington.

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